Term Loan Agreement - Future Minimum Principal Payments Under Term Loan Agreement (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Long Term Debt By Maturity [Abstract]
2017	$ 0
2018	0
2019	0
2020	81,080
2021	0
Thereafter	0
Total	81,080
Less current portion of notes payable	0
Notes payable, net of current portion	$ 81,080